UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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QUEST SOLUTION, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Quest Solution, Inc.

860 Conger Street

Eugene, Oregon 97402

Telephone: (541) 284-1476

May 1, 2017

Dear Stockholder:

On behalf of the Board of Directors, we cordially invite you to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Quest Solution, Inc. (the “Company”) on June 28, 2017, at 9:00 a.m., Pacific time, at our principal executive offices, located at 860 Conger Street, Eugene, Oregon 97402. At the meeting, stockholders will vote on the following matters:

1.	The election of five (5) members of the board of directors of the Company (the “Board”) to serve until the next annual meeting to be held in 2018 or until their successors have been duly elected and qualified;

2.	The ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017;

3.	A non-binding resolution to approve the compensation of our named executive officers;

4.	A non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years;

5.	The transaction of such other business as may properly come before the Annual Meeting

The accompanying Proxy Statement provides detailed information concerning the matters to be acted upon at the Annual Meeting. We urge you to review this Proxy Statement and each of the proposals carefully. Your vote is very important. It is important that your views be represented at the Annual Meeting regardless of the number of shares of common stock you own or whether you are able to attend the Annual Meeting in person.

A copy of our 2017 Proxy Statement, proxy card and our Annual Report to Stockholders is available at www.equitystock.com/issuers/quest. Also, on or about May 1, 2017, we will mail a notice (the “Notice”) containing instructions on how to access our proxy materials online to our institutional stockholders who own our stock directly in their name and in the name of other stockholders.

You may vote your shares online, by mail or by fax. Instructions regarding the three methods of voting by proxy are contained on the proxy card. As always, if you are the record holder of our stock, you may vote in person at the Annual Meeting. The accompanying proxy statement explains how to obtain driving directions to the Annual Meeting.

On behalf of the Board, I would like to express our appreciation for your continued interest in Quest Solution, Inc.

Sincerely,

/s/ Shai Lustgarten
Shai Lustgarten
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to Be Held on June 28, 2017 at 9:00 a.m., Pacific time. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 are available at: www.equitystock.com/issuers/quest.

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Quest Solution, Inc.

860 Conger Street

Eugene, Oregon 97402

Telephone: (541) 284-1476

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2017

To the Stockholders of Quest Solution, Inc.:

NOTICE IS HEREBY GIVEN that we will hold the 2017 annual meeting of stockholders of Quest Solution, Inc. (the “Company”) on June 28, 2017, at 9:00 a.m., Pacific time, at our principal executive offices, located at 860 Conger Street, Eugene, Oregon 97402. The 2017 annual meeting is being held for the following purposes:

1.	The election of five (5) members of the board of directors of the Company (the “Board”) to serve until the next annual meeting to be held in 2018 or until their successors have been duly elected and qualified;

2.	The ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017;

3.	A non-binding resolution to approve the compensation of our named executive officers;

4.	A non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years; and

Stockholders also will transact any other business that properly comes before it during the 2017 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 3, AND FOR “1 YEAR” FOR PROPOSAL 4.

Only holders of common stock and holders of Series C preferred stock of the Company at the close of business on April 28, 2017 will be entitled to notice of and to vote at the 2017 annual meeting of stockholders and any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to Be Held on June 28, 2017. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 are available at: www.equitystock.com/issuers/quest.

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Quest Solution, Inc.

860 Conger Street

Eugene, Oregon 97402

Telephone: (541) 284-1476

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2017

We are furnishing this proxy statement to the stockholders of Quest Solution, Inc. in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 28, 2017 at 9:00 a.m., Pacific time, at our principal executive offices, located at 860 Conger Street, Eugene, Oregon 97402, as well as in connection with any adjournments or postponements of the meeting. This solicitation is made by Quest Solution, Inc. on behalf of the Board. “We,” “our,” “us” and the “Company” refer to Quest Solution, Inc., a Delaware corporation.

We have elected to provide access to our proxy materials and annual report over the Internet through a “notice and access” model. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of April 28, 2017. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about May 1, 2017, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such receipt.

This Proxy Statement, proxy card and our Annual Report to Stockholders are available at http://empirestock.com/proxy/ques. This website address contains the following documents: the Notice, the Proxy Statement and proxy card sample, and the Annual Report to Stockholders. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

QUESTIONS AND ANSWERS

Who is soliciting proxies from the stockholders?

The Board is soliciting your proxy. The proxy provides you with the opportunity to vote on the proposals presented at the Annual Meeting, whether or not you attend the meeting.

What will be voted on at the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following matters:

1.	The election of five (5) members of the Board to serve until the next annual meeting to be held in 2018 or until their successors have been duly elected and qualified;

2.	The ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017;

3.	A non-binding resolution to approve the compensation of our named executive officers;

4.	A non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years; and

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Your proxy will also give the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the Annual Meeting.

How will we solicit proxies, and who bears the cost of proxy solicitation?

Our directors, officers and employees may solicit proxies by telephone, mail, facsimile, via the Internet or by overnight delivery service. These individuals do not receive separate compensation for these services. Finally, in accordance with Securities and Exchange Commission (“SEC”) regulations, we will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we are using the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we are sending a Notice to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy of the proxy materials may be found in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings, and reduce our cost associated with the physical printing and mailing of materials.

Who is entitled to vote?

Only holders of our common stock and holders of our Series C preferred stock of the Company (the “Series C Preferred Stock”) at the close of business on April 28, 2017, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. Each outstanding share of Series C Preferred Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. Holders of our common stock and our Series C preferred stock will vote together as a single class on all proposals to be voted on at the Annual Meeting. As of April 28, 2017, 35,987,326 shares of common stock, which are entitled to one vote per share, were issued and outstanding, and 3,143,530 share of Series C Preferred Stock, which is entitled to one vote per share, were issued and outstanding, for a total of 39,130,856 votes outstanding. As of April 28, 2017, no shares of Series A and Series B preferred stock of the Company were issued and outstanding. All references to “stockholders” herein shall mean holders of common stock and Series C Preferred Stock collectively, unless otherwise stated.

You (if you, rather than your broker, are the record holder of our stock) can vote either in person at the Annual Meeting or by proxy, whether or not you attend the Annual Meeting. If you would like to attend the Annual Meeting in person and need directions, please contact Thomas Miller, Chairman of the Board by telephone at 714-899-4800. You may vote your shares online, by mail or by fax. Instructions regarding the three methods of voting by proxy are contained on the proxy card.

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What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes of the stock outstanding on the record date will constitute a quorum.

Votes held by stockholders present at the Annual Meeting in person or represented by proxy who elect to abstain from voting nonetheless will be included in the calculation of the number of votes considered present at the Annual Meeting.

What happens if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

What vote is required to approve each item?

1. The director nominees will be elected to serve on our Board for a term of one year if they receive a plurality of the votes cast on the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. This means that the director nominees will be elected if they receive more votes than any other person at the Annual Meeting. If you vote to “Withhold Authority” with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

2. The selection of RBSM, LLP as our independent auditor for 2017 will be ratified if a majority of the votes of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

3. The advisory vote to approve the compensation of our named executive officers will be approved if a majority of the votes of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

4. With respect to the advisory vote on the frequency of future votes to approve the compensation of our named executive officers, you may vote “1 Year,” “2 Years,” “3 Years” or “Abstain.”“ The choice of frequency that receives the highest number of votes will be deemed to be the choice of our stockholders.

Holders of our common stock and our Series C preferred stock will vote together as a single class on all proposals to be voted on at the Annual Meeting.

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How will the proxy be voted, and how are votes counted?

If you vote by proxy online, by mail, or fax following the instructions on the proxy card), the shares represented by your proxy will be voted at the Annual Meeting as you instruct, including any adjournments or postponements of the meeting. If you return a signed proxy card but no voting instructions are given, the proxy holders will exercise their discretionary authority to vote the shares represented by the proxy at the Annual Meeting and any adjournments or postponements as follows:

1.	“FOR” the election of five (5) members of the Board to serve until the next annual meeting to be held in 2018 or until their successors have been duly elected and qualified;

2.	“FOR” the ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017;

3.	“FOR” a non-binding resolution to approve the compensation of our named executive officers;

4.	For “1 YEAR” on the non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years; and

How will Abstentions and Broker Non-Votes be Treated?

You do not have the option of abstaining from voting on Proposal 1, but you may abstain from voting on Proposals 2 through 4. With respect to Proposal 1, because the directors are elected by a plurality vote, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on the proposal. In the case of an abstention on Proposals 2 through 4, your votes would be included in the number of votes of stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your votes would be voted but not in favor of Proposals 2 through 4, your abstention would have the same effect as a negative vote in determining the outcome of the vote on the proposal.

If you hold your shares in broker’s name (sometimes call “street name” or “nominee name”), you must provide voting instructions to your broker. If you do not provide instructions to your broker, your shares will not be voted in any matter on which your broker does not have discretionary authority to vote, which generally includes non-routine matters. A vote that is not cast for this reason is called a “broker non-vote”. Proposals 1 and 3 through 4 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. However, Proposal 2 is a discretionary item on which your nominee will be entitled to vote your shares even in the absence of instructions from you. Accordingly, it is possible for there to be broker non-votes with respect to Proposals 1 and 3 through 4, but there will not be broker non-votes with regard to Proposal 2. In the case of a broker non-vote, the votes associated with your shares would be included in the number of votes of outstanding shares considered present at the meeting for the purpose of determining whether there is a quorum. A broker non-vote, being shares not entitled to vote, would not have any effect on the outcome of the vote on Proposals 1 and 3 through 4.

Can a proxy be revoked?

Yes. You can revoke your proxy at any time before it is voted. You revoke your proxy (1) by giving written notice to our Corporate Secretary before the Annual Meeting, or (2) by returning a signed proxy card dated later than your previous proxy. If you, rather than your broker, are the record holder of your stock, a proxy can also be revoked by appearing in person and voting at the annual meeting. Written notice of the revocation of a proxy should be delivered to the following address: 860 Conger Street, Eugene, Oregon 97402.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

1.	“FOR” the election of five (5) members of the Board to serve until the next annual meeting to be held in 2018 or until their successors have been duly elected and qualified;

2.	“FOR” the ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2017;

3.	“FOR” a non-binding resolution to approve the compensation of our named executive officers;

4.	For “1 YEAR” on the non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years; and

Will any other business be conducted at the Annual Meeting?

As of the date hereof, our Board of Directors knows of no business that will be presented at the annual meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

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Proposal 1: Election of Directors

Our Bylaws provide that the Board shall consist of no more than seven (7) members, with the actual number to be established by resolution of the Board. The current Board has by resolution established the number of directors at five (5).

Director Nominees

The persons listed below have been nominated by our Board of Directors to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2018. All of the nominees currently serve on the Board. Each nominee has consented to serve on our Board of Directors. If any nominee were to become unavailable to serve as a director, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board.

Name	Age	Term Served*

Thomas O. Miller	65	Elected in 2014

Shai S. Lustgarten	46	Appointed in 2017

Andrew J. MacMillan	69	Appointed in 2017

Neev Nissenson	38	Appointed in 2017

Yaron Shalem	44	Appointed in 2017

*All directors hold their office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Any vacancy occurring in the Board may be filled by a majority of the remaining directors, though less than a quorum, by a sole remaining director, or by the stockholders. A director elected to fill a vacancy is elected for the unexpired term of his predecessor in office. Any directorship filled by reason of an increase in the number of directors shall expire at the next stockholders’ meeting in which directors are elected, unless the vacancy is filled by the stockholders, in which case the terms shall expire on the later of (i) the next meeting of the stockholders’ or (ii) the term designated for the director at the time of creation of the position being filled.

The following is a brief description of the business background of the directors of the Company:

Thomas O. Miller is our Chairman of the Board and a member of the Company’s Board. He served as the Company’s President and CEO from September 2016 up to April 1, 2017. He previously served on the Board of Directors of Socket Mobile, Inc. and was a Partner in The SAGE Group of Bellevue, Washington, a management consulting company that works with executives at small to midsize companies on business transformation and revitalization strategies for value-creating events. Mr. Miller and The SAGE Group also advise private equity firms who invest in wireless and mobility companies. Prior to joining The SAGE Group, Mr. Miller was a member of the executive team at Intermec Corporation, a leader in the automated data collection, wireless and mobile computing industries, serving as its President from 2004 to 2005. He was also Vice President of Corporate Development until July 2006 with Intermec’s parent company UNOVA. Prior to his appointment as President of Intermec, he was Executive Vice President, Global Sales and Marketing from 2001 to 2003, and Senior Vice President, Americas and System and Solutions from 1999 through 2001. Mr. Miller was Chairman of the Automatic Industry and Mobility Association from 2003 to March 2006 and was recognized for his contributions to the industry with induction into the AIDC100 organization in 2004. Mr. Miller previously served on the board of directors and the audit and compensation committees of InfoLogix, Inc., an enterprise mobility automation company serving the healthcare industry, from October 2006 until January 18, 2011 when it was purchased by Stanley Works. Mr. Miller also served on the board of directors of Socket Mobile Inc., a producer of data capture products, from February 2008 until June 2013. Mr. Miller received his Bachelors of Business and a Masters of Business Administration from Western Illinois University.

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Shai S. Lustgarten, was previously Chief Executive Officer at Micronet Limited Inc., a developer and manufacturer of mobile computing platforms for integration into fleet management and mobile workforce solutions listed on the Tel Aviv Stock Exchange, from 2014 to 2017. In 2013 and 2014, Mr. Lustgarten served as EVP Business Development and Head of the Aerospace and defense Division of Micronet Enertec.Technologies, a technology company listed on the NASDAQ Capital Market. Mr. Lustgarten was VP of Sales, Marketing and CMO of TAT Technologies, a world leading supplier of electronic systems to the commercial and defense markets, from 2009 to 2013. His prior experience also includes serving as CEO of T.C.E. Aviation Ltd. in Belgium and serving as the assistant to the Military Attache at the Embassy of Israel in Washington, DC from 1993 to 1997. He received his Bachelor of Science degree in Business Management & Computer Science from the University of Maryland.

Andrew J. MacMillan is a corporate communications professional with 20 years of corporate communications experience in the global securities industry, plus 18 years of direct investment banking and related experience. He was a director of NTS, Inc. since December 20, 2012 and since December 27, 2012 served as the Chairman of its Nominating and Corporate Governance Committee until NTS’ sale to a private equity firm in June 2014. Since 2010, Mr. MacMillan has served as an independent management consultant providing marketing and communications advisory to clients. Prior to that from 2007 until 2010, Mr. MacMillan served as Director, Global Communications & Marketing of AXA Rosenberg, a leading equity asset management firm. Prior to that, Mr. MacMillan served in a variety of corporate communication roles including Senior Vice President of Corporate Communications & Government Affairs at Ameriprise Financial, Head of Corporate Communications (Americas) at Barclays Capital, Senior Vice President of Corporate Communications of The Nasdaq Stock Market and Director of Corporate Communications at Credit Suisse First Boston. Mr. MacMillan previously served as an investment banker, acquisition officer, and consultant directly involved with capital raising, acquisitions, and financial feasibility studies. Mr. MacMillan holds a BS in Industrial Engineering from the University of Iowa and a Masters in Business Administration from Harvard.

Neev Nissenson is an experienced entrepreneur and financial officer. In 2015, Mr. Nissenson founded Hotwine, Inc., a California based wine startup company, and has been serving as its Chief Executive Officer since then. Since August 2016, Mr. Nissenson has been serving as the Chief Financial Officer of Hypnocore, Ltd., an Israeli based startup company that develops mobile applications for sleep monitoring and therapy. During 2011 to 2015, Mr. Nissenson was the Chief Financial Officer of GMW, Inc., a high-end wine retailer from Napa, California. Before that, Mr. Nissenson served as the Vice President from 2006 to 2011 and the Chief Financial Officer from 2009 to 2011 at Phoenix International Ventures, Inc., an aerospace defense company. Mr. Nissenson was also a member of the Municipal Committee for Business from 2004 to 2007 and a member of Municipal Committee for Street Naming from 2005 to 2007 in the City of Herzliya, Israel. He is also an armored platoon commander in the Israeli Defense Forces (Reserve) Armored Corps with a rank of Captain. Mr. Nissenson graduated from Tel Aviv University in 2005 with a B.A. majoring in General History and Political Science. In 2007, he graduated from the Hebrew University with an Executive Master’s degree in Business Administration specializing in Integrative Management.

Yaron Shalem has extensive experience in financial and business management. Mr. Shalem has served as the Chief Financial Officer at Singulariteam VC since April 2014. He also worked as the Chief Financial Officer at Mobli Media Inc. from January 2014 to December 2016. Mr. Shalem’s experience also includes serving as the Chief Financial Officer of TAT Technologies Ltd., a NASDAQ listing company, from April 2008 to December 2013. Mr. Shalem is a CPA in Israel. He received his B.A. in Economy & Accounting from Tel Aviv University in 1999 and an MBA degree from Bar-Ilan University 2004.

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Experience, Qualifications, Attributes and Skills of Our Director Nominees

Each of our directors brings a strong and unique set of experience, qualifications, attributes and skills in a variety of areas. Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board of Directors.

We believe that Mr. Miller’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Miller has served with public and private companies over the years in this industry. Mr. Miller has over 30 years of experience in this industry and has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience.

We believe that Mr. Lustgartens’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Lustgarten has served with public companies in the technology sector over the years. Mr. Lustgarten has experience with companies of a size similar to the Company’s, as well as banking, financial, and board of director experience.

We believe that Mr. MacMillan’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. MacMillan has served with public and private companies over the years. Mr. MacMillan has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and investment banking experience.

We believe that Mr. Nissenson’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Nissenson has served with public and private companies over the years. Mr. Nissenson has experience with companies of a size similar to the Company’s, as well as banking, financial, and accounting experience.

We believe that Mr. Shalem’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Shalem has served with public and private companies over the years. Mr. Shalem has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience.

Board of Directors Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THOMAS O. MILLER, SHAI S LUSTGARTEN, ANDREW J. MacMillan, NEEV NISSENSON, and YARON SHALEM TO SERVE AS A DIRECTOR AND TO HOLD OFFICE UNTIL OUR 2018 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. Each proxy solicited on behalf of our Board of Directors will be voted FOR each of the nominees for election to our Board of Directors unless the stockholder instructs otherwise in the proxy.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

General

Our Board has selected RBSM, LLP as the independent auditor to perform the audit of our consolidated financial statements for 2017. RBSM, LLP is a registered public accounting firm.

Our Board of Directors is asking our stockholders to ratify the selection of RBSM, LLP as our independent auditor for 2017. Although not required by law or our bylaws, our Board of Directors is submitting the selection of RBSM, LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board of Directors, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of RBSM, LLP is not expected to attend the Annual Meeting. If a representative does attend, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

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THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE ADOPTION OF PROPOSAL 2 TO RATIFY THE APPOINTMENT OF RBSM, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017. Each proxy solicited on behalf of our Board will be voted FOR the ratification of the selection of RBSM, LLP as our independent auditor for 2017 unless the stockholder instructs otherwise in the proxy. If our stockholders do not ratify the selection, the matter will be reconsidered by the Board.

Audit and Non-Audit Fees

Our Board is directly responsible for the appointment, compensation, and oversight of our independent auditor. It is the policy of our Board to pre-approve all audit and non-audit services provided by our independent registered public accountants. Our Board has considered whether the provision by RBSM, LLP of services of the varieties described below is compatible with maintaining the independence of RBSM, LLP. Our Board believes the audit and tax services provided to us do not jeopardize the independence of RSBM, LLP.

The table below sets forth the aggregate fees we paid to RBSM, LLP for audit and non-audit services provided to us in 2016 and 2015.

	Fiscal Year Ended
	December 31,
	2016	2015
Audit fees	$102,757	49,367
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-
Totals	$102,757	49,367

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Pre-Approval of Services by the Independent Auditor

The Board has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Board has the responsibility to engage and terminate the Company’s independent registered public accountants, to pre-approve their performance of audit services and permitted non-audit services and to review with the Company’s independent registered public accountants their fees and plans for all auditing services. All services provided by and fees paid to our auditor, RBSM, LLP, were approved by our Board.

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AUDIT COMMITTEE REPORT

Our Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviews our financial reporting process. In this context, the Audit Committee:

●	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2016;

●	has discussed with RBSM, LLP, our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

●	has received the written disclosures and the letter from RBSM, LLP required by PCAOB Rule 3526 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with RBSM LLP the independent accountant’s independence.

Based on this review and the discussions referred to above, the Audit Committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder ratification, of RBSM, LLP as our independent registered public accountants for 2017.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Yaron Shalem (Chairman)

Neev Nissenson

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PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

As required pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended, we are submitting for stockholder advisory vote a resolution to approve the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related compensation discussion and analysis contained in this Proxy Statement. This advisory vote is commonly known as “Say-on-Pay”. Accordingly, the Board of Directors is asking our stockholders to indicate their support for the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the Company’s executive compensation program and practices, as described in this Proxy Statement.

The Board is asking our stockholders to vote “FOR” the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure contained in this Proxy Statement, is hereby APPROVED.”

The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and whether, and if so, how, to address stockholder disapproval, remains with our Board.

Our Board believes that it is in the best position to consider the extensive information and factors necessary to make independent, objective and competitive compensation recommendations and decisions that are in our best interest and the best interest of our stockholders.

Our Board values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the Compensation Committee of the Board will carefully consider the outcome of the advisory vote relative to the compensation of our named executive officers and those opinions when making future compensation decisions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted FOR the approval of the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF THE APPROVAL OF EXECUTIVE COMPENSATION

We are submitting for stockholder advisory vote a resolution to determine whether to hold the advisory stockholder vote on executive compensation (the type found in Proposal 3 above) every one, two or three years. Accordingly, the following resolution will be submitted for stockholder approval at the Annual Meeting:

“RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution.”

After careful consideration of the various arguments supporting each frequency level, our Board believes that submitting the advisory vote on the compensation of our named executive officers to stockholders on an annual basis is appropriate for us and our stockholders.

The proxy card provides stockholders with four choices (every one, two or three years, or abstain). Stockholders are not voting to approve or disapprove our Board’s recommendation.

The frequency vote is non-binding. Stockholder approval of a one, two or three-year frequency vote will not require our Board of Directors to implement the advisory vote on the compensation of our named executive officers every one, two or three years. The final decision on the frequency of the advisory vote on the compensation of our named executive officers remains with our Board.

Our Board of Directors values the opinions of our stockholders as expressed through their votes and other communications. Although the frequency vote is non-binding, our Board of Directors will carefully consider the outcome of the advisory vote on the frequency of future votes to approve the compensation of our named executive officers when making future decisions regarding the frequency of say-on-pay votes.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR “1 YEAR” FOR THE FREQUENCY OF FUTURE VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted for “1 YEAR” for the frequency of future votes to approve the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

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SUMMARY COMPENSATION TABLE

The table below shows the compensation for services in all capacities we paid during the years ended December 31, 2016 and 2015 to the individuals serving as our principal executive officer during the last completed fiscal year and our other two most highly paid executive officers at the end of the last completed fiscal year (whom we refer to collectively as our “named executive officers”);

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards(2)	All Other Compensation	Total

Gilles Gaudreault (1)	2016	128,087	-	-	-	-	128,087
Chief Executive Officer (Principal Executive Officer through September 30, 2016)	2015	47,262	-	-	-	-	47,262

Joey Trombino(2)	2016	57,156	5,000	48,498		27,750	138,404
Chief Financial Officer

Scot Ross(3)	2016	103,846	-	-	-	170,192	274,038
Chief Financial Officer	2015	180,000	-	-	71,687	9,000	260,687

George Zicman	2016	260,919	100,000	-	-	-	360,919
Vice President of Sales	2015	259,514	-	-	-	-	259,514

Thomas O. Miller	2016	160,000	-	-	-	-	160,000
President and Chairman of the Board (Principal Executive Officer from May 1, 2015 through October 1, 2015)	2015	130,435	-	38,000	9,879	-	178,314

Jason F. Griffith(4)	2016	90,554	-	-	-	184,846	275,400
EVP of Strategy and Acquisitions(Principal Executive Officer through May 1, 2015)	2015	180,000	-	-	-	9,000	189,000

(1)	Mr. Gaudreault employment contract stipulated an annual base salary of $200,000. Effective March 26, 2016 Mr. Gaudreault agreed to a 20% salary reduction. Effective September 30, 2016, Mr. Gaudreault resigned from the Company as part of the divestiture of Quest Solution Canada Inc.

(2)	Mr. Trombino began his employment with the Company on May 2, 2016 and his annual base salary was $180,000 Canadian dollars pursuant to his employment contract. Effective September 30, 2016, the employment contract was terminated and on October 1, 2016, Mr. Trombino entered into a Contractor Agreement with the Company whereby he would offer 75% of his time to provide CFO services at a monthly rate of $9,250 USD. The fees earned by Mr. Trombino pursuant to the Contractor Agreement are included in column entitled “All Other Compensation”. The salary earned between May 2, 2016 and September 30, 2016 was converted into US dollars using the average exchange rate of CAD 1.2993 for every USD.

(3)	On July 31, 2016 Mr. Ross and the Company entered into a Separation Agreement whereby his employment contract was terminated. The Separation Agreement included a severance of $165,000 which is payable over 22 equal bi-weekly installments. The total severance and the amounts relating to his car allowance are included in the column entitled “All Other Compensation”.

(4)	Effective March 31, 2016, Mr. Griffith agreed to a 20% salary reduction. On July 21, 2016 Mr. Griffith and the Company entered into a Separation Agreement whereby his employment contract was terminated. The Separation Agreement included a severance of $180,000 which is payable over 26 equal bi-weekly installments. The total severance and the car allowance are included in column entitled “All Other Compensation.”

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OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	n/a	n/a	n/a
Equity compensation plans not approved by security holders	4,049,000	$0.50	7,356,000
Total	4,049,000	$0.50	7,356,000

Of the 4,049,000 options / warrants outstanding:

●	2,644,000 with an average exercise price of $0.49, 2,500,000 options expire on November 20, 2024 and the balance of 144,000 options expire in varying dates in 2018.

●	1,405,000 warrants with an average exercise price of $0.52 are owned by four unrelated individuals. These warrants expire at various dates through July 1, 2018.

Director Compensation

In 2016, Mr. Miller was an employee of the Company up to March 31, 2017 and he was compensated for his service as employee but before he was an employee, he received 36,000 stock options in 2015, which are reflected in the Summary Compensation Table above. Effective April 1, 2017, Mr. Miller, will hold the position of Chairman of the Board only. Also in 2016, Mr. Gaudreault was an employee of the Company up to September 30, 2017 and he was compensated for his service as employee and did not receive any additional compensation for the services that he provided as a director. Mr. Gaudreault resigned from the Board of Directors effective September 30, 2016 with the divestiture of Quest Solution Canada Inc. In addition, Messrs. Griffith and Ross served as members of the Board through May 1, 2015. They did not receive any additional compensation for the services that they provided as directors. The compensation that Messrs. Gaudreault, Griffith, Miller and Ross received is included in the Summary Compensation Table.

Director Compensation Table for 2016(1)

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total
William Austin Lewis, IV(2)	48,000	9,600	-	-	-	-	57,600
Ian R. McNeil(3)	48,000	9,600	-	-	-	-	57,600
Robert F. Shepard(4)	48,000	9,600	-	-	-	-	57,600

1 - Effective October 1, 2015, the board compensation for the independent board members is $12,000 per quarter and an annual grant of 100,000 shares of restricted stock, granted at the Company’s then-current stock price, which vest quarterly over a two-year term.

2 - Mr. Lewis became a member of the Board in July 2015 and resigned on April 18, 2017.

3 - Mr. McNeil became a member of the Board in February 2015 and resigned on January 2, 2017.

4 - Mr. Shepard became a member of the Board in May 2015 and resigned on January 2, 2017.

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Potential Payments Upon Termination or Change in Control

Each of the employment agreements for our named executive officers generally provides that in the event of termination of such executive’s employment for any reason, or if the executive resigns, the Company is required pay certain separation benefits, including (i) unpaid annual salary earned through the termination date; (ii) unused vacation; (iii) accrued and unpaid expenses; and (iv) other vested and accrued benefits to which he is entitled under the Company’s employee benefit plan. In the event the executive voluntarily resigns for “good reason” (as defined in each executive’s respective Employment Agreement) or the Company terminates their employment for any reason other than for cause (as defined in each executive’s respective Employment Agreement), the Company will be required to pay certain termination benefits, including (i) a lump sum payment equal to the greater of (A) unpaid annual salary through the end of the Initial Term or Renewal Term (as those terms are defined in each executive’s respective Employment Agreement) or (B) two years of annual salary and (ii) COBRA reimbursement.

Securities Authorized for Issuance Under Equity Compensation Plans

Please refer to the table entitled “Outstanding Equity Awards at 2016 Fiscal Year-End” on page 16 of this Proxy Statement for information about common stock that may be issued under the Company’s existing equity compensation plans.

Proposal 5: Other Matters

As of the date of this Proxy Statement, management does not know of any other matters to be brought before the Annual Meeting other than those set forth herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

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CORPORATE GOVERNANCE

Board Leadership Structure and Risk Oversight

Our Board currently consists of five members, Shai Lustgarten, Thomas O. Miller, Andrew J. MacMillan, Neev Nisenson and Yaron Shalem. Mr. Lustgarten also serves as our Chief Executive Officer. Messieurs Gaudreault, Mr. MacNeil, Mr. Shepard and Mr Lewis all resigned from the Board.

One of the key functions of our Board is to provide oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees—the Audit Committee, the Compensation Committee, and the Corporate Governance/Nominating Committee.

Director Independence

Pursuant to Item 407(a)(1)(ii) of Regulation S-K promulgated under the Securities Act, we have adopted the definition of “independent director” as set forth in Rules 5000(a)(19) and 5605(a)(2) of the rules of the Nasdaq Stock Market. The Board determined that Andrew J. MacMillan, Neev Nisenson and Yaron Shalem qualify as “independent directors” pursuant to such rules.

Meetings

Our Board of Directors met 13times during 2016 and there were 4 meetings of the Special committee of the Board to examine the divesture of Quest Solution Canada. Each member of our Board of Directors attended 100% of the total number of meetings of our Board and its committees on which he served during 2016. Members of our Board are encouraged to attend the Annual Meeting.

Board Committees

We have three standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance/Nominating Committee. The members of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee are deemed to be “independent” pursuant to the Nasdaq listing standards and applicable SEC rules. We believe that all members of our Board of Directors have been and remain qualified to serve on the committees of our Board and have the experience and knowledge to perform the duties required of the committees.

Audit Committee

In 2016, the Audit Committee consisted of William Austin Lewis, IV and Ian R. McNeil, whereby Mr. Lewis was the Chairman. The Audit Committee met 3 times during the fiscal year 2016. Both Mr. McNeil and Mr. Lewis resigned in 2017. The new Audit Committee will consist of Yaron Shalem and Neev Nissenson, whereby Mr. Shalem will be the Chairman. Our Board has determined that Mr. Shalem qualifies as an “audit committee financial expert,” as defined under the rules of the SEC.

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling the Board’s oversight responsibility relating to:

●	the integrity of the Company’s financial statements and the related public reports,

●	disclosures and regulatory filings in which they appear;

●	the systems of internal control over financial reporting, operations, and legal/regulatory compliance;

●	the performance, qualifications and independence of the Company’s independent accountants;

●	the performance, qualifications and independence of the Company’s internal audit function, and

●	compliance with the Company’s ethics policies and applicable legal and regulatory requirements.

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Our Audit Committee charter is available on the “About” subpage of our website (www.questsolution.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

Compensation Committee

In 2016, the Compensation Committee consisted of Robert F. Shepard and William Austin Lewis, IV., whereby Mr. Shepard was the chairman. The Compensation Committee did not meet during the fiscal year 2016. Both Mr. Shepard and Mr. Lewis resigned in 2017. The new Compensation Committee will consist of Andrew J. MacMillan, Thomas O. Miller and Yaron Shalem, whereby Mr. MacMillan will be the Chairman.

The Compensation Committee’s responsibilities include, among others:

●	approve annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer and/or President, evaluate at least annually the Chief Executive Officer’s and/or President’s performance in light of those goals and objectives, and determine and approve the Chief Executive Officer’s and/or President’s compensation level based on this evaluation;

●	review matters relating to executive succession and management development;

●	formulate, evaluate, and approve compensation for the Company’s officers;

●	formulate, evaluate, and approve cash incentives and deferred compensation plans for executives;

●	formulate, approve, and administer and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans; and

●	approve employment contracts, severance agreements, change in control provisions, and other compensatory arrangements with Company executives.

The Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities.

Our Compensation Committee charter is available on the “About” subpage of our website (www.questsolution.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

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Corporate Governance/Nominating Committee

In 2016, the Corporate Governance/Nominating Committee consisted of Ian R. McNeil and Robert F. Shepard, whereby Mr. McNeil was the chairman. The Corporate Governance/Nominating Committee did not meet during the fiscal year 2016. Both Mr. Shepard and Mr. McNeil resigned in 2017. The new Corporate Governance/Nominating Committee will consist of Andrew J. MacMillan, Thomas O. Miller and Shai S. Lustgarten, whereby Mr. Miller will be the Chairman.

The Corporate Governance/Nominating Committee’s responsibilities include, among others:

●	develop and oversee the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework;

●	establish procedures for the director nomination and to determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

●	identify and screen individuals qualified to become members of the Board, consistent with the above criteria, considering any director candidates recommended by the Company’s stockholders;

●	oversee a process for an annual evaluation of the Company’s Chief Executive Officer and/or President; and

●	develop and oversee a process for an annual evaluation of the Board and its committees, including a formal assessment of each individual director.

Our Corporate Governance/Nominating Committee charter is available on the “About” subpage of our website (www.questsolution.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

Stockholder Communications

There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. The Board does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because it believes that, given the limited scope of the Company’s operations, a specific nominating policy would be premature and of little assistance until the Company’s business operations are at a more advanced level. There are no specific, minimum qualifications that the Board believes must be met by a candidate recommended by the Board. The Board may consider the diversity of qualities and skills of a nominee, but the Board has no formal policy in this regard. Currently, the entire Board decides on nominees, on the recommendation of any member of the Board followed by the Board’s review of the candidates’ qualifications and interview of candidates. Based on the information gathered, the Board then makes a decision on whether to recommend the candidates as nominees for director. The Company does not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

The Company does not have any restrictions on stockholder nominations under its Certificate of Incorporation or Bylaws. The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules, to the extent such rules are or become applicable. The Board will consider suggestions from individual stockholders, subject to evaluation of the person’s merits. Stockholders may communicate nominee suggestions directly to the Board, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. There are no formal criteria for nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act, as amended, requires the Company’s officers, directors and any person owning ten percent or more of the Company’s common stock, to file in their personal capacities initial statements of beneficial ownership, statements of change in beneficial ownership and annual statements of beneficial ownership with the SEC. Persons filing such beneficial ownership arrangements are required by SEC regulation to furnish to the Company copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that “late filings” of such statements be disclosed in the Company’s Proxy Statement. Based solely on our review of copies of these reports filed with the SEC, we believe there has been compliance with all Section 16(a) filing requirements applicable to such directors, executive officers and 10% beneficial owners for 2016.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding our shares of Common Stock and Preferred Stock beneficially owned as of April 28, 2017, for (i) each Stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common Stock or preferred Stock, (ii) each named executive officer and director and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within sixty (60) days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock or preferred stock that such person has the right to acquire within sixty (60) days of April 28, 2017. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

The beneficial ownership of each person as described in the table below was calculated based on 3,143,530 share of Series C Preferred Stock outstanding as of April 28, 2017, 35,987,326 shares of Company common stock outstanding as of April 28, 2017. The calculation of the percent of class assumes that an additional 7,030,000 shares are outstanding based on the exercise of stock options and warrants currently outstanding, for a total of 46,160,856, according to the record ownership listings as of that date and the verifications the Company solicited and received from each director, executive officer and five percent holder. The effect of the potential subordinated debt conversion was not considered in the share count.

Security Ownership of Certain Beneficial Owners:

	Name and Address	Amount and Nature of		Percent of
Title of Class	of Beneficial Owner	Beneficial Ownership		Class

Common and	Jason F. Griffith	10,047,367	(1)	21.8%
Class C Preferred Shares	2580 Anthem Village Drive
	Henderson, NV 89052

Common and	David Marin	3,209,500	(2)	7.0%
Stock Options	9 Elmhurst
	Ladera Ranch, CA 92694

Total common shares, stock options and Class C Preferred Share held by beneficial owners as a group (2 persons)		13,256,867		28.8%

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Security Ownership of Executive Officers and Directors

	Name and Address	Amount and Nature of		Percent of
Title of Class	of Beneficial Owner	Beneficial Ownership(5)		Class(6)

Common and	Shai S. Lustgarten	2,921,000	(3)	6.3%
Stock Options	3663 Gilroy Road
	Salt Lake City, UT 84109

Common, Stock Options and	Thomas O. Miller	773,530	(4)	1.7%
Class C Preferred Shares	14031 237th NE
	Woodinville, WA 98077

Common	Andrew J. MacMillan	-		-%
	92 Juana Street

Common	Neev Nissenson	-		-%
	Bareket 17 A
	Nes Tziona, Isreal

Common	Yaron Shalem	-		-%
	5 Yeshayahu Avrech St.
	Tel Aviv, Isreal

Common	Joey Trombino	778,000		1.7%
	2877 de l’ecu
	Montreal, Quebec H4R 3N2

Class C Preferred Shares	George Zicman	1,041,000		2.3%
	14820 Parisian Court
	Reno, NV 89511

Total common shares, stock options and Class C Preferred Share held by executive officers and directors as a group (7 persons)		5,513,530		11.9%

(1) The total is comprised of 8,247,367 common shares and 1,800,000 Class C Preferred Shares. 7,350,000 of these shares are owned by a trust for the benefit of Mr. Griffith, the remaining shares are owned directly or through entities which Mr. Griffith has ownership interest.

(2) The total is comprised of 709,500 common shares and 2,500,000 stock options. All the common shares are owned by a trust for the benefit of Mr. Marin.

(3) The total is comprised of 640,000 common shares and 2,281,000 stock options.

(4) The total is comprised of 185,000 common shares, 202,530 Class C Preferred Shares and 386,000 stock options.

(5) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(6) Percentages are rounded to the nearest one-tenth of one percent. The percent of class is calculated based on 35,987,326 shares of Common Stock issued and outstanding and 3,143,530 Class C preferred Shares issued and outstanding as of April 28, 2017, and assumes that an additional 7,030,000 shares are outstanding based on the exercise of 5,625,000 stock options and 1,405,000 warrants.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

2016

On June 17, 2016, the Company entered into Promissory Note Conversion Agreement with Thomas O Miller whereby $202,530 note payable comprising of capital and interest was converted into 202,530 shares of Series C Preferred Stock.

On June 17, 2016, the Company entered into Promissory Note Conversion Agreement with George Zicman whereby $684,000 of the promissory note was converted into 684,000 shares of Series C Preferred Stock. In addition, the Company entered into a Stock Redemption Agreement with George Zicman whereby it redeemed 1,000,000 restricted common stock in exchange for 357,000 shares of Series C preferred stock.

On June 17, 2016, the Company entered into Promissory Note Conversion Agreement with Viascan Group Inc. whereby entire balance due at date which amounted to $1,049,250 comprising of capital and interest was converted into 1,049,250 shares of Series C Preferred Stock. Effective September 30, 2016, the entire balance of the 1,049,250 shares of Series C Preferred Stock were redeemed by the Company as part of the divestiture of Quest Solution Canada Inc.

On June 17, 2016, the Company entered into Promissory Note Conversion Agreement with Jason F.Griffith whereby $1,800,000 of the promissory note was converted into 1,800,000 shares of Series C Preferred Stock.

On July 31, 2016 as part of the Separation Agreement with Mr. Ross, the Company issued a promissory note in the amount of $59,500 in connection with the redemption by the Company of 350,000 shares of restricted common stock. In addition, the Company issued 100,000 shares of Series C preferred stock pursuant to the same Separation Agreement in exchange for the redemption of 42,500 restricted common shares.

In December 2016, the Company issued 708,000 common shares to Joey Trombino, the Chief Financial Officer as a signing bonus and performance bonus, respectively, under his Employment Agreement. The shares were valued at $48,498.

The Company leases a building from the former owner of BCS for $9,000 per month, which is believed to be the current fair market value of similar buildings in the area. These amounts are included in the lease disclosure schedule, Footnote 10 of our Annual Report on Form 10-K for the year ended December 31, 2016.

2015

The Company agreed to redeem 900,000 shares of Common Stock from Kurt Thomet, former President of the Company, pursuant to the Settlement Agreement which was redeemed before December 31, 2015.

The Company leases a building from the former owner of BCS for $9,000 per month, which is believed to be the current fair market value of similar buildings in the area. These amounts are included in the lease disclosure schedule, Footnote 9 of our Annual Report on Form 10-K for the year ended December 31, 2015.

During 2015, the Company redeemed the Series A preferred stock and 3,400,000 common stock options from Jason Griffith, pursuant to the issuance of a promissory note for $3,120,000 during the fourth quarter of 2015.

The Company issued 1,000,000 shares of restricted common stock to George Zicman pursuant to the Settlement Agreement valued at $357,000 during the third quarter of 2015.

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OTHER INFORMATION CONCERNING MANAGEMENT

Executive Officers

The following table presents information with respect to our executive officers as of April 22, 2016:

Name	Age	Title

Shai Lustgarten	46	Chief Executive Officer

Joey Trombino	48	Chief Financial Officer

George Zicman	64	Vice President of Sales

Shai Lustgarten is our Chief Executive Officer and a member of the Company’s Board. Additional information regarding Mr. Lustgarten is provided below under “Directors Nominees.”

Joey Trombino is the Chief Financial Officer of the Company. Mr. Trombino, was previously Interim Chief Financial Officer at Asturia Technologies Inc., a technology company, from 2015 to 2016. In 2014, Mr. Trombino served as Interim Chief Financial Officer of Hybrid Paytech World Inc., a technology company listed on the Canadian Securities Exchange. Mr. Trombino was at Malaga Inc., a mining company listed on the Toronto Stock Exchange with dual listing on the QTCQX, from 2008 to 2013, including serving as Vice President and Chief Financial Officer from 2010 to 2013. His prior chief financial officer experience also includes serving as Vice President Finance and Chief Financial Officer of Positron Technologies Inc., a contract manufacturer, and Senior Vice President Finance and Chief Financial Officer of Zoom Media, a media company. He also previously served as Vice President Finance and Corporate Controller at Avestor, Director of Financial Planning at Alliance Forest Products Inc., and Audit Senior Manager at KPMG. He received his Diploma in Public Accountancy and Bachelor of Commerce degree in Accounting and Finance from McGill University.

George Zicman is the Vice President Sales of the Company. George has been involved in Quest Solution since the beginning, first as a vendor sales manager to the company, then as the other owner. George is responsible for Sales Management at Quest, working with all of the major vendors and on each of our customer engagements. With almost 25 years in this industry, George brings with him valuable experience and contacts. As a UCLA graduate, George majored in accounting and uses that background to help customers justify and understand the financial impact of investments in a Quest Solution. George is a member of the Scan Source elite advisory group, the Ingram Micro Advisory council, the Zebra premier partner group and is often asked by customers to help create a specification for their project with comparison grid creation. George runs sales from his office in Reno, Nevada and travels frequently nationally working with sales representatives at Quest.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) in order to: (a) promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (b) promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (c) promote compliance with applicable governmental laws, rules and regulations; (d) promote the protection of Company assets, including corporate opportunities and confidential information; (e) promote fair dealing practices; (f) deter wrongdoing; and (g) ensure accountability for adherence to the Code. All directors, officers and employees of the Company are required to be familiar with the Code, comply with its provisions and report any suspected violations.

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The Code is available on the “About” subpage of our website (www.questsolution.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

Insider Trading Policy

Our Board adopted an insider trading policy that applies to all of its directors, officers and employees including our principal executive officer, principal financial officer, and principal accounting officer that applies to all trading except the exercise of stock options for cash under our stock option plan and the purchase of shares under an employee stock purchase plan, should we adopt such a plan. The insider trading policy addresses trading on material nonpublic information, tipping, confidentiality, 10b5-1 programs, disciplinary actions, trading windows, pre-clearance of trades, prohibition against short swing profits and individual responsibilities under the policy.

Conflicts of Interest

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

ANNUAL REPORT ON FORM 10-K

The Company filed with the SEC its 2016 Annual Report on Form 10-K, which includes consolidated financial statements for fiscal year 2016, on April 17, 2017. We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC, including the financial statements. Written requests for copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 should be directed to Quest Solution, Inc. 860 Conger Street, Eugene, Oregon 97402, Attention: Joey Trombino, Chief Financial Officer.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”). These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws. You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

Delivery of Documents to Security Holders Sharing an Address

Only one Notice is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders. The Company shall deliver promptly, upon written or oral request, a separate copy of the Notice to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Notice by sending a written request to the Company at 860 Conger Street, Eugene, Oregon 97402, Attention: Thomas Miller, President, 714-899-4800.

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A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Quest Solution, Inc. 860 Conger Street, Eugene, Oregon 97402.

Stockholder Proposals for Inclusion in Proxy Statement for 2017 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2017 Annual Meeting of Stockholders, a stockholder proposal must be received by us no later than the close of business on June 27, 2017, unless the date of the 2017 Annual Meeting of Stockholders has been changed by more than 30 days from the date of this year’s meeting, in which case then the proposal must be received a reasonable time before the Company begins to print and send its proxy materials. Stockholder proposals must be sent to Quest Solution, Inc. 860 Conger Street, Eugene, Oregon 97402. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and the DGCL.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Shai Lustgarten
Shai Lustgarten
Chief Executive Officer

Eugene, Oregon

May 1, 2017

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